FSS1 P2  03/17

SUPPLEMENT DATED MARCH 13, 2017

TO THE CURRENTLY EFFECTIVE PROSPECTUS

DATED SEPTEMBER 1, 2016

OF

FRANKLIN STRATEGIC SERIES

(Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund,

Franklin Small Cap Growth Fund, Franklin Small-Mid Cap Growth Fund)

The Prospectus is amended as follows:

I.                    For Franklin Growth Opportunities Fund, the “Fund Summaries - Fees and Expenses of the Fund - Example” table on page 11 is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 665	$ 876	$ 1,103	$ 1,755
Class C	$ 272	$ 552	$ 956	$ 2,088
Class R	$ 121	$ 397	$ 694	$ 1,538
Class R6	$ 49	$ 174	$ 309	$ 705
Advisor Class	$ 70	$ 240	$ 425	$ 958
If you do not sell your shares:
Class C	$ 172	$ 552	$ 956	$ 2,088

Please keep this supplement with your Prospectus for future reference.